EARNINGS PER UNIT AND CASH DISTRIBUTIONS (Tables)	12 Months Ended
Dec. 31, 2016
EARNINGS PER UNIT AND CASH DISTRIBUTIONS [Abstract]
Schedule of Earnings Per Share, Basic and Diluted
The calculations of basic and diluted earnings per unit are presented below:

(in thousands of $ except unit and per unit data)	2016	2015	2014
Net income attributable to general partner and limited partner interests	172,171	162,136	174,154
Less: distributions paid (1)	(152,336)	(153,796)	(143,450)
Under distributed earnings	19,835	8,340	30,704
(Over) under distributed earnings attributable to:
Common unitholders	(11,746)	3,235	13,347
Basic:
Weighted average units outstanding (in thousands)	53,745	45,654	45,663
Diluted:
Weighted average units outstanding (in thousands)	53,745	45,654	45,663
Earnout units	189	—	—
Common stock and common stock equivalents	53,934	45,654	45,663
Earnings per unit:
Basic - Common unitholders	2.44	2.38	2.47
Diluted - Common unitholders	2.43	2.38	2.47
Cash distributions declared and paid in the period per unit (2)	2.31	2.30	2.14
Subsequent event: Cash distributions declared and paid per unit relating to the period (3)	0.58	0.58	0.56
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(1)       This refers to distributions made or to be made in relation to the period irrespective of the declaration and payment dates and based on the number of units outstanding at the quarter end date. This also includes cash distributions to IDR holders for the years ended December 31, 2016, 2015 and 2014 of $6.5 million, $8.7 million and $6.3 million, respectively.
(2) Refers to cash distributions declared and paid during the period.
(3) Refers to cash distributions declared and paid subsequent to the period end.